EXHIBIT 32.2
CERTIFICATION OF CHIEF ACCOUNTING OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of G REIT, Inc. (the “Company”) hereby certifies, to her knowledge, that:
     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2007	By:	/s/ Courtney A. Brower

Date		Courtney A. Brower
Chief Accounting Officer
(principal accounting officer)
     The foregoing certification is being furnished with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general information language in such filings.